================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2005


                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.


                 (as depositor in connection with an Indenture,
                   dated as of March 31, 2005, providing for,
                    inter alia, the issuance of Asset Backed
                              Notes, Series 2005-1)


                      Renaissance Mortgage Acceptance Corp.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



      Delaware                 333- 122940                   52-2356399
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


   1000 Woodbury Road
   Woodbury, New York                                           11797
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code:  (516) 364-8500
                                                     --------------


================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01    Other Events.
             ------------

Description of the Notes and the Mortgage Pool

         Renaissance Mortgage Acceptance Corp. (the "Registrant") plans a series of notes, entitled Renaissance Home Equity Loan Trust 2005-1, Home Equity Asset Backed Notes, Series 2005-1 (the "Notes"), to be issued pursuant to an indenture, dated as March 31, 2005, among Renaissance Home Equity Loan Trust 2005-1 as issuer, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A. as securities administrator. The Notes to be designated as the Series 2005-1 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and Friedman, Billings, Ramsey & Co., Inc. (collectively, the "Underwriters") have advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwrites at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:


        Exhibit No.                    Description
        -----------                    -----------
        99.1                           Collateral Term Sheets (as
                                       defined in Item 5) that have
                                       been provided by the
                                       Underwriters to certain
                                       prospective purchasers of
                                       Renaissance Home Equity Loan
                                       Trust, Series 2005-1, Home
                                       Equity Loan Asset-Backed Notes.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 15, 2005


                                           RENAISSANCE MORTGAGE ACCEPTANCE CORP.


                                           By: /s/ Morris Kutcher
                                              ----------------------------------
                                           Name:  Morris Kutcher
                                           Title: Vice President

                                Index to Exhibits


                                                                   Sequentially
Exhibit No.                Description                            Numbered Page
-----------                -----------                            -------------
    99.1       Collateral Term Sheets (as defined in Item
               5) that have been provided by the
               Underwriters to certain prospective
               purchasers of Renaissance Home Equity Loan
               Trust, Series 2005-1, Home Equity Loan
               Asset-Backed Notes.

                                  EXHIBIT 99.1

                                [FILED BY PAPER]